Billtrust Announces Record Second Quarter 2022 Financial Results

•Reports record Q2 software and payments segment revenue of $33.3 million, up 35%
•Increases Full Year 2022 Financial Outlook
•Sales execution drives record Q2 quarterly bookings and new logo adds

LAWRENCEVILLE, NJ, August 9, 2022 – BTRS Holdings Inc. ("Billtrust" or "the Company") (NASDAQ: BTRS), a B2B accounts receivable automation and integrated payments leader, today announced financial results for its second quarter ended June 30, 2022.

"With a combination of 35.4% year-over-year software and payments segment revenue growth and our strongest bookings quarter ever, we are firing on all cylinders at this point,” said Flint Lane, Founder and CEO of Billtrust. “Businesses continue to recognize the value of adopting our accounts receivable and integrated payments solutions to create efficiencies, reduce complexity and accelerate cash flow.”

Second Quarter 2022 Summary

GAAP Metrics

•Total revenue increased 22.5% year-over-year to $49.3 million, versus $40.2 million for the same period in 2021.
•Software and payments segment revenue increased 35.4% year-over-year to $33.3 million, compared to $24.6 million for the same period in 2021.
•Gross profit, excluding depreciation and amortization, increased 32.5% year-over-year to $29.5 million, compared to $22.2 million for the same period in 2021.
•Gross margin excluding depreciation and amortization expanded by 451 basis points to 59.8%, versus 55.3% for the same period in 2021, driven by improved operating leverage and an increasing mix of software and payments segment revenue.
•Net loss was $15.2 million, compared to $10.7 million for the same period in 2021.

Non-GAAP* and Key Operating Metrics
•Total Payment Volume (“TPV”), the dollar value of customer payment transactions that Billtrust processes on its platform during a particular period, increased by 40% year-over-year to $26.2 billion in Q2 2022, up from $18.8 billion for the same period in 2021.
•Net revenue* increased 28.5% year-over-year to $40.6 million, up from $31.6 million for the same period in 2021.
•Adjusted gross profit* increased 32.9% year-over-year to $30.1 million, compared to $22.6 million for the same period in 2021.
•Adjusted gross margin* increased 241 basis points year-over-year to 74.1%, versus 71.7% for the same period in 2021.

•Adjusted EBITDA* was $(4.2) million, compared to $(3.0) million for the same period in 2021.
•Direct card revenue ("DCR")* was $5.8 million, compared to $3.7 million for the same period in 2021, as we continue to drive card payments penetration on our electronic payments processing platforms.
•We exited the quarter with $148 million in cash, cash equivalents and marketable securities, no funded debt, and significant capital flexibility.

Recent Business Highlights

•Our sales and marketing investments continue to pay off: in Q2 2022, we saw the largest number of quarterly new logos added and more recurring revenue booked than in any other quarter in Billtrust history.
•We launched a new version of our Online Billing portal that includes surcharging, which makes it easier for our customers to accept credit cards by significantly reducing their cost of card acceptance. Card payments remain a key contributor to our growth: direct card revenue* from card payments on our electronic payment processing platforms grew 57% year-over-year in the second quarter of 2022.
•Business Payments Network (BPN) growth again stood out in Q2 2022: BPN TPV grew 71% year-over-year, and it is clear that customers and partners continue to recognize the network's value. Expanding BPN's reach is a key strategic priority, as evidenced by our recently announced deals with Coupa (referral partner and BPN provider) and Procede Software (partner for invoicing, digital payments, and BPN).

Full Year 2022 Outlook

Billtrust updates its full year 2022 financial guidance:

•Total revenue in a range between $196 million and $207 million (including reimbursable costs revenue of $30 million to $36 million), versus the prior range of $195 million to $207 million.
•Net revenue* between $166 million and $171 million, which at the midpoint of $168.5 million represents annual growth of approximately 28%, versus the prior range of $165 million to $171 million.
•Software and payments segment revenue between $134 million and $139 million, which at the midpoint of $136.5 million represents annual growth of approximately 31%, versus the prior range of $133 million to $139 million.
•Adjusted gross profit* between $122.5 million to $126.5 million, which at the midpoint of $124.5 million represents annual growth of 29%, versus the prior range of $121 million to $126 million.
•Adjusted gross margin* between 73.7% to 74.1%, which at the midpoint of 73.9%% represents annual expansion of 80bps, versus the prior range of 73.2% to 73.8%.
•Adjusted EBITDA* between $(14) million to $(16) million, which at the midpoint of $(15) million represents (9)% adjusted EBITDA margin, or a year over margin expansion of 150 bps.
•As disclosed during our June 2022 investor session, we continue to target Q2-Q3 2023 to be adjusted EBITDA positive, and expect to be adjusted EBITDA positive for full year FY 2024. Additionally, we now expect to be Free Cash Flow positive for full year FY 2023.

* Net revenue, adjusted gross profit, adjusted gross margin, adjusted EBITDA, and direct card revenue are Non-GAAP measures. An explanation of these measures and how they are calculated can be found under the heading

“Non-GAAP Financial Measures” in the Company's Quarterly Report on Form 10-Q and in the attached reconciliations. Reconciliations of these Non-GAAP measures to the most directly comparable GAAP financial measures are included in the tables at the end of this press release. With respect to the Company's expectations under "Full Year 2022 Outlook" above, reconciliation of Non-GAAP adjusted gross profit, Non-GAAP adjusted gross margin, or Non-GAAP adjusted EBITDA to their comparable GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity, and low visibility with respect to certain excluded items, such as charges related to stock-based compensation expenses, changes in fair value of contingent consideration related to an acquisition, and related tax effects, including non-recurring income tax adjustments.

Conference Call

The Company will host a conference call to discuss second quarter 2022 financial results today at 4:30 p.m. ET. Hosting the call will be Flint Lane, Founder and Chief Executive Officer, and Mark Shifke, Chief Financial Officer. The conference call will be available via webcast at investors.billtrust.com under the heading “News & Events.” To participate via telephone, please dial 855-327-6837 (toll free) or 631-891-4304 (international). Following the call, a replay of the webcast will be available on the Billtrust investor relations website. A telephonic replay will also be available for two weeks following the call by dialing 844-512-2921 (toll free) or 412-317-6671 (international) using conference ID 10019721.

About Billtrust

Billtrust (NASDAQ: BTRS) is a leading provider of cloud-based software and integrated payment processing solutions that simplify and automate B2B commerce. Accounts receivable is broken and relies on conventional processes that are outdated, inefficient, manual and largely paper based. Billtrust is at the forefront of the digital transformation of accounts receivable, providing mission-critical solutions that span credit decisioning and monitoring, online ordering, invoice delivery, payments and remittance capture, cash application and collections. For more information, visit Billtrust.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Billtrust’s financial guidance and forecasts of Billtrust’s financial and performance metrics. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; foreign currency impacts; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust's offerings; risks related to Billtrust's marketing and growth strategies; risks related to expanding Billtrust's operations outside the United States; risks related to Billtrust's ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; the impact of unstable market and economic conditions; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the Securities and Exchange Commission (“SEC”) on March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this press release. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures

Some of the financial information contained in this press release has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Such financial information is identified as such within the press release. Billtrust believes that the use of these non-GAAP financial measures provides an additional tool for management and investors to use in evaluating Billtrust’s actual and projected financial condition and operating results and trends in and in comparing Billtrust’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Billtrust does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Billtrust’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Billtrust presents non-GAAP financial measures in connection with GAAP results. Billtrust is not providing a reconciliation of its projected non-GAAP adjusted gross profit, non-GAAP adjusted gross margin and non-GAAP adjusted EBITDA, or non-GAAP direct card revenue for 2022 to the most directly comparable measure prepared in accordance with GAAP because such reconciliations are not meaningful or available without unreasonable effort as certain items are excluded from these non-GAAP measures, such as charges related to stock-based compensation expenses, changes in fair value of contingent consideration related to an acquisition, and related tax effects, including non-recurring income tax adjustments, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted. You should review Billtrust’s audited Consolidated Financial Statements and related notes in its Annual Report on Form 10-K for the year ended December 31, 2021, unaudited interim reports, including its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2022, and the other financial information included in other documents of Billtrust filed, or to be filed, with the SEC.

•Net revenue (non-GAAP) is defined as total revenues less reimbursable costs revenue. Reimbursable costs revenue consists primarily of amounts charged to customers for postage (with an offsetting amount recorded as a cost of revenue) which we do not consider internally when monitoring operating performance.

•Adjusted gross profit (non-GAAP) is defined as total revenues less total cost of revenues, excluding depreciation and amortization, plus stock-based compensation expense included in total cost of revenues.

•Adjusted gross margin (non-GAAP) is defined as adjusted gross profit (non-GAAP) divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).

•Adjusted EBITDA (non-GAAP) is defined as net loss, plus (1) income tax expense (benefit), (2) changes in the fair value of financial instruments that do not meet the criteria to be classified as equity, (3) interest expense and loss on extinguishment of debt, (4) depreciation and amortization, (5) stock-based compensation expense, (6) impairment, restructuring, and related facility costs, (7) acquisition and integration costs, (8) other capital structure transaction costs, and (9) other non-operating expense (income).

•Direct card revenue (non-GAAP) is defined as subscription, transaction, and services revenues, less revenues generated from segments other than software and payments (i.e., software and payments segment revenue), less software and payments segment transaction revenue unrelated to card processing and all subscription revenue. Direct card revenue (non-GAAP) includes variable transactional fee revenue associated with card payments on our electronic payments processing platforms.
•Free cash flow (non-GAAP) is defined as net cash used in operating activities, less purchases of property and equipment (which includes capitalized internal-use software costs).

Investor Contact:
John T. Williams
IR@billtrust.com

Media Contact:
Meredith Simpson
PR@billtrust.com

Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:	(in thousands, except per share amounts)
Subscription, transaction, and services	$40,600	$31,589	$77,649	$64,708
Reimbursable costs	8,676	8,643	17,258	17,460
Total revenues	49,276	40,232	94,907	82,168
Cost of revenues:
Cost of subscription, transaction, and services	11,150	9,360	21,474	18,613
Cost of reimbursable costs	8,676	8,643	17,258	17,460
Total cost of revenues, excluding depreciation and amortization	19,826	18,003	38,732	36,073
Operating expenses:
Research and development	15,874	11,270	30,979	22,263
Sales and marketing	11,723	9,980	22,439	18,916
General and administrative	15,085	10,478	29,813	22,928
Depreciation and amortization	2,166	1,359	4,027	2,719
Impairment and restructuring	30	—	13,884	—
Total operating expenses	44,878	33,087	101,142	66,826
Loss from operations	(15,428)	(10,858)	(44,967)	(20,731)
Other income (expense):
Change in fair value of financial instruments	(260)	—	(238)	(9,995)
Interest expense and loss on extinguishment of debt	(6)	(3)	(7)	(2,945)
Other non-operating income	188	136	255	244
Total other income (expense)	(78)	133	10	(12,696)
Loss before income taxes	(15,506)	(10,725)	(44,957)	(33,427)
Income tax expense (benefit)	(295)	11	(719)	103
Net loss	$(15,211)	$(10,736)	$(44,238)	$(33,530)

Net loss per common share, basic and diluted	$(0.09)	$(0.07)	$(0.27)	$(0.22)
Weighted average common shares outstanding, basic and diluted	163,596	157,197	163,287	151,289

Selected Segment Information
(Unaudited)

	Three Months Ended June 30,
	Print	Software and Payments	All other	Consolidated
	(in thousands)
2022
Revenues:
Subscription and transaction	$4,334	$33,283	$—	$37,617
Services and other	—	—	2,983	2,983
Subscription, transaction, and services revenues	4,334	33,283	2,983	40,600
Reimbursable costs	8,676	—	—	8,676
Total revenues	$13,010	$33,283	$2,983	$49,276

Segment revenues growth vs. prior year	(0.9)%	35.4%	18.5%	22.5%

2021
Revenues:
Subscription and transaction	$4,490	$24,582	$—	$29,072
Services and other	—	—	2,517	2,517
Subscription, transaction, and services revenues	4,490	24,582	2,517	31,589
Reimbursable costs	8,643	—	—	8,643
Total revenues	$13,133	$24,582	$2,517	$40,232

	Six Months Ended June 30,
	Print	Software and Payments	All other	Consolidated
	(in thousands)
2022
Revenues:
Subscription and transaction	$8,575	$63,144	$—	$71,719
Services and other	—	—	5,930	5,930
Subscription, transaction, and services revenues	8,575	63,144	5,930	77,649
Reimbursable costs	17,258	—	—	17,258
Total revenues	25,833	63,144	5,930	94,907

Segment revenues growth vs. prior year	(2.3)%	25.6%	8.7%	15.5%
Segment revenues growth vs. prior year, adjusted for One-Time Customer Loss	(2.3)%	34.5%	8.7%	20.4%

2021
Revenues:
Subscription and transaction	$8,988	$50,267	$—	$59,255
Services and other	—	—	5,453	5,453
Subscription, transaction, and services revenues	8,988	50,267	5,453	64,708
Reimbursable costs	17,460	—	—	17,460
Total revenues	$26,448	$50,267	$5,453	$82,168
Less: Segment revenues from One-Time Customer Loss	—	3,333	—	3,333
Adjusted segment revenues from One-Time Customer Loss	$26,448	$46,934	$5,453	$78,835

Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
	(in thousands)
Cash flows from operating activities:
Net loss	$(15,211)	$(10,736)	$(44,238)	$(33,530)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,166	1,359	4,027	2,719
Provision for bad debts	78	11	49	65
Impairments of fixed assets	—	—	3,649	—
Loss on extinguishment of debt and amortization of debt discount	—	—	—	2,799
Impairments and reduction in carrying amount of operating lease right-of-use assets	745	1,350	11,408	1,350
Stock-based compensation expense	7,275	5,706	13,353	14,532
Change in fair value of financial instruments and other expenses	55	(10)	63	9,985
Change in fair value of contingent consideration	116	—	249	—
Deferred income taxes	(295)	—	(725)	92
Changes in assets and liabilities:
Accounts receivable	(3,319)	(2,321)	(6,013)	(6,064)
Prepaid expenses	294	1,270	(3,386)	(2,112)
Deferred implementation and commission costs	(277)	104	29	236
Other assets (current and non-current)	(1,083)	(37)	(30)	1,475
Accounts payable	(1,658)	(473)	(3,071)	195
Accrued expenses and other	6,332	6,895	1,653	4,165
Operating lease liabilities	(853)	(1,350)	(1,627)	(1,350)
Deferred revenue	(466)	(1,926)	(2,248)	(4,530)
Other liabilities (current and non-current)	467	(746)	1,096	(848)
Net cash used in operating activities	(5,634)	(904)	(25,762)	(10,821)
Cash flows from investing activities:
Purchases of marketable securities	(18)	(20,037)	(57)	(45,037)
Proceeds from marketable securities	45,174	—	45,174	—
Purchases of property and equipment	(468)	(617)	(922)	(1,120)
Purchase of business, net of acquired cash	—	—	(59,456)	—
Net cash used in investing activities	44,688	(20,654)	(15,261)	(46,157)
Cash flows from financing activities:
Payments on borrowings	—	—	—	(44,663)
Business Combination and PIPE financing	—	—	—	349,638
Payments of equity issuance costs	—	—	—	(19,936)
Debt extinguishment costs	—	—	—	(1,565)
Payment of deferred purchase price	—	—	(557)	—
Change in customer funds payable	3,668	3,433	512	3,694
Payments on finance leases	(122)	(60)	(145)	(125)
Proceeds from common stock issued	1,274	2,152	2,119	4,184
Taxes paid on net share issuance of stock-based compensation	(1)	(258)	(50)	(4,271)
Net cash provided by financing activities	4,819	5,267	1,879	286,956
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(75)	—	(45)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	43,798	(16,291)	(39,189)	229,978
Cash, cash equivalents, and restricted cash, beginning of period	129,822	285,112	212,809	38,843
Cash, cash equivalents, and restricted cash, end of period	$173,620	$268,821	$173,620	$268,821

Summary of Cash, Cash Equivalents, Restricted Cash, and
Marketable Securities Balances
(Unaudited)

	June 30,
	2022	2021
	(in thousands)
Summary of cash, cash equivalents, and restricted cash, end of period:
Cash and cash equivalents	$147,970	$241,607
Customer funds	23,052	24,618
Restricted cash (included in other current assets)	2,598	2,596
Total cash, cash equivalents, and restricted cash	$173,620	$268,821

Cash and cash equivalents	147,970	241,607
Marketable securities	$—	$45,117
Total cash, cash equivalents and marketable securities	$147,970	$286,724

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended June 30,		Increase	Six Months Ended June 30,
	2022	2021	(decrease)	2022	2021
	(in thousands)			(in thousands)
Total revenues	$49,276	$40,232	22.5%	$94,907	$82,168
Less: Reimbursable costs revenue	8,676	8,643		17,258	17,460
Net revenue (non-GAAP)	$40,600	$31,589	28.5%	$77,649	$64,708
Less: net revenue from One-Time Customer Loss	—	—		—	3,333
Net revenue (non-GAAP), excluding One-Time Customer Loss	40,600	31,589	28.5%	77,649	61,375

Total revenues	$49,276	$40,232		$94,907	$82,168
Less: Cost of revenue, excluding depreciation and amortization	19,826	18,003		38,733	36,073
Gross profit, excluding depreciation and amortization	29,450	22,229	32.5%	56,174	46,095
Add: Stock based compensation expense	621	405		1,059	848
Adjusted gross profit (non-GAAP)	30,071	22,634	32.9%	57,233	46,943
Less: gross profit from One-Time Customer Loss	—	—		—	3,333
Adjusted gross profit (non-GAAP), excluding One-Time Customer Loss	30,071	22,634	32.9%	57,233	43,610

Gross margin, excluding depreciation and amortization	59.8%	55.3%		59.2%	56.1%
Adjusted gross margin (non-GAAP)	74.1%	71.7%		73.7%	72.5%
Adjusted gross margin (non-GAAP), excluding One-Time Customer Loss	74.1%	71.7%		73.7%	71.1%

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022		2021
	(in thousands)
Net loss	$(15,211)	$(10,736)	$(44,238)		$(33,530)
Income tax expense (benefit)	(295)	11	(719)		103
Change in fair value of financial instruments	260	—	238		9,995
Interest expense and loss on extinguishment of debt	6	3	7		2,945
Depreciation and amortization	2,166	1,359	4,027		2,719
Stock-based compensation expense	7,275	5,706	13,353		14,532
Impairment, restructuring, and related facility costs	825	317	14,855		323
Acquisition and integration costs	964	—	3,188		—
Other capital structure transaction costs	—	498	—		498
Other non-operating income	(188)	(136)	(255)		(244)
Adjusted EBITDA (non-GAAP)	$(4,198)	$(2,978)	$(9,544)		$(2,659)
Less: gross profit from One-Time Customer Loss	—	—	—		3,333
Adjusted EBITDA (non-GAAP), excluding One-Time Customer Loss	$(4,198)	$(2,978)	$(9,544)	$—	$(5,992)

Adjusted EBITDA margin (non-GAAP)	(10.3)%	(9.4)%	(12.3)%		(4.1)%

Reconciliation of Full Year 2022 Outlook (Mid-point)
(in thousands)

Total revenues	$201,500
Less: Reimbursable costs revenue	33,000
Net revenue (non-GAAP)	$168,500

Adjusted EBITDA (non-GAAP)	$(15,000)

Adjusted EBITDA Margin (non-GAAP)	(8.9)%

Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended June 30,	Six Months Ended June 30,
	(in thousands)
2022
Subscription, transaction, and services revenues	$40,600	$77,649
Less: Non-software and payments segment revenue	7,317	14,505
Software and payments segment revenue	33,283	63,144
Less: Software and payments segment revenue excluding direct card revenue (non-GAAP)	27,453	52,420
Direct card revenue (non-GAAP)	$5,830	$10,724

2021
Subscription, transaction, and services revenues	$31,589	$64,708
Less: Non-software and payments segment revenue	7,007	14,441
Software and payments segment revenue	24,582	50,267
Less: Software and payments segment revenue excluding direct card revenue (non-GAAP)	20,878	43,648
Direct card revenue (non-GAAP)	$3,704	$6,619

Direct card revenue (non-GAAP) growth	57%	62%
Software and payments (ex-DCR) (non-GAAP) revenue growth	31%	20%

Reconciliation of GAAP to Non-GAAP Financial Information Excluding Non-Cash Expenses1
(Unaudited)

Three Months Ended June 30, 2022 and 2021

	GAAP		Non-cash expenses[1]		Non-GAAP Excluding Non-cash Expenses[1]
	2022	2021	2022	2021	2022	2021
Revenues:	(in thousands)
Subscription, transaction, and services	$40,600	$31,589	$—	$—	$40,600	$31,589
Reimbursable costs	8,676	8,643	—	—	8,676	8,643
Total revenues	49,276	40,232	—	—	49,276	40,232
Cost of revenues:
Cost of subscription, transaction, and services	11,150	9,360	621	405	10,529	8,955
Cost of reimbursable costs	8,676	8,643	—	—	8,676	8,643
Total cost of revenues, excluding depreciation and amortization	19,826	18,003	621	405	19,205	17,598
Operating expenses:[2]
Research and development	15,874	11,270	1,493	1,091	14,381	10,179
Sales and marketing	11,723	9,980	971	961	10,752	9,019
General and administrative	15,085	10,478	4,190	3,249	10,895	7,229
Depreciation and amortization	2,166	1,359	2,166	1,359	—	—
Impairment and restructuring	30	—	30	—	—	—
Total operating expenses	44,878	33,087	8,850	6,660	36,028	26,427
Loss from operations	(15,428)	(10,858)	9,471	7,065	(5,957)	(3,793)
Other income (expense):
Change in fair value of financial instruments	(260)	—	—	—	(260)	—
Interest expense and loss on extinguishment of debt	(6)	(3)	—	—	(6)	(3)
Other non-operating income	188	136	—	—	188	136
Total other income (expense)	(78)	133	—	—	(78)	133
Loss before income taxes	(15,506)	(10,725)	9,471	7,065	(6,035)	(3,660)
Income tax expense (benefit)	(295)	11	—	—	(295)	11
Net loss	$(15,211)	$(10,736)	$9,471	$7,065	$(5,740)	$(3,671)

1 Non-cash expenses include stock-based compensation expense, depreciation and amortization expense, and impairment and restructuring expense.
2 Includes acquisition, integration and restructuring and other facility costs in the period of $0.3 million in research and development, $0.1 million in sales and marketing and $1.4 million in general and administrative expenses, which are excluded from Adjusted EBITDA.

Reconciliation of GAAP to Non-GAAP Financial Information Excluding Non-Cash Expenses1
(Unaudited)

Six Months Ended June 30, 2022 and 2021

	GAAP		Non-Cash Expenses[3]		Non-GAAP Excluding Non-Cash Expenses[3]
	2022	2021	2022	2021	2022	2021
Revenues:	(in thousands)
Subscription, transaction, and services	$77,649	$64,708	$—	$—	$77,649	$64,708
Reimbursable costs	17,258	17,460	—	—	17,258	17,460
Total revenues	94,907	82,168	—	—	94,907	82,168
Cost of revenues:
Cost of subscription, transaction, and services	21,474	18,613	1,059	848	20,415	17,765
Cost of reimbursable costs	17,258	17,460	—	—	17,258	17,460
Total cost of revenues, excluding depreciation and amortization	38,732	36,073	1,059	848	37,673	35,225
Operating expenses:[4]
Research and development	30,979	22,263	2,718	2,314	28,261	19,949
Sales and marketing	22,439	18,916	1,725	2,292	20,714	16,624
General and administrative	29,813	22,928	7,851	9,078	21,962	13,850
Depreciation and amortization	4,027	2,719	4,027	2,719	—	—
Impairment and restructuring	13,884	—	13,884	—	—	—
Total operating expenses	101,142	66,826	30,205	16,403	70,937	50,423
Loss from operations	(44,967)	(20,731)	31,264	17,251	(13,703)	(3,480)
Other income (expense):
Change in fair value of financial instruments	(238)	(9,995)	—	—	(238)	(9,995)
Interest expense and loss on extinguishment of debt	(7)	(2,945)	—	—	(7)	(2,945)
Other non-operating income	255	244	—	—	255	244
Total other income (expense)	10	(12,696)	—	—	10	(12,696)
Loss before income taxes	(44,957)	(33,427)	31,264	17,251	(13,693)	(16,176)
Income tax expense (benefit)	(719)	103	—	—	(719)	103
Net loss	$(44,238)	$(33,530)	$31,264	$17,251	$(12,974)	$(16,279)

3 Non-cash expenses include stock-based compensation expense, depreciation and amortization expense, and impairment and restructuring expense.
4 Includes acquisition, integration and restructuring and other facility costs during the period of $0.3 million in research and development, $0.3 million in sales and marketing and $3.7 million in general and administrative expenses, which are excluded from Adjusted EBITDA.